                                                                    EXHIBIT 10.2


                                    GUARANTY

               GUARANTY dated as of October 31, 1997 made by each of the Persons listed on the signature pages hereto (each a "Guarantor", and collectively the "Guarantors"), in favor of the Lender Parties (as defined in the Credit Agreement referred to below).

               PRELIMINARY STATEMENT. The Lender Parties, Citicorp USA, Inc., as Agent for the Lender Parties and Citicorp Securities, Inc., as Arranger, are parties to a Credit Agreement dated as of October 31, 1997 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with BECKMAN INSTRUMENTS, INC., a Delaware corporation (the "Borrower"). Each Guarantor may from time to time receive a portion of the proceeds of the Advances under the Credit Agreement (and other advances or contributions from the Borrower that the Borrower will be able to make as a result of the credit extended to the Borrower under the Credit Agreement) and will otherwise derive substantial direct and indirect benefits from the Letters of Credit issued pursuant to the Credit Agreement and the other transactions contemplated thereby. It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement that each of the Guarantors shall have executed and delivered this Guaranty.

               NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement from time to time, each Guarantor hereby agrees as follows:

               Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent or, upon the occurrence and during the continuation of any Event of Default, any other Lender Parties in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the liability of each Guarantor shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent or any other Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

               (b) Each of the Guarantors, and by its acceptance of this Guaranty, the Agent and each other Lender Party, hereby confirm that it is the intention of all such Persons that this Guaranty and the Obligations of each of the Guarantors hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as defined below), the

Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guaranty. To effectuate the foregoing intention, the Agent, the other Lender Parties and each of the Guarantors hereby irrevocably agree that the Obligations of each of the Guarantors under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors.

               (c) Each Guarantor agrees that in the event any payment shall be required to be made to the Lender Parties under this Guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Lender Parties under the Loan Documents.

               Section 2. Guaranty Absolute. Each of the Guarantors guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any other Lender Party with respect thereto. The Obligations of each of the Guarantors under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against each of the Guarantors to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each of the Guarantors under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

               (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;
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                                       3



               (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

               (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of the Borrower or any of its Subsidiaries;

               (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

               (f) any failure of any Lender Party to disclose to the Borrower or the Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Lender Party (each Guarantor waiving any duty on the part of the Lender Parties to disclose such information); or

               (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Lender Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

               Section 3. Waivers and Acknowledgments. (a) Each of the Guarantors hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any other Lender Party protect, secure, perfect or insure any Lien on any property at any time subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

               (b) Each of the Guarantors hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

               (c) Each of the Guarantors acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
Section 3 are knowingly made in contemplation of such benefits.

               Section 4. Subrogation. None of the Guarantors shall exercise any rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any other Lender Party against the Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated. If any amount shall be paid to any of the Guarantors in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, such amount shall be held in trust for the benefit of the Agent and the other Lender Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If
(a) any of the Guarantors shall make payment to the Agent or any other Lender Party of all or any part of the Guaranteed Obligations, (b) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (c) the Termination Date shall have occurred, the Agent and the other Lender Parties will, at such Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

               Section 5. Payments Free and Clear of Taxes, Etc. (a) Any and all payments made by any of the Guarantors hereunder shall be made, in accordance with Section 2.13 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If any of the Guarantors shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender Party, (i) except as provided in Section 5(f), the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 5), such Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (b) In addition, each of the Guarantors shall pay any present or future Other Taxes.

               (c) Each of the Guarantors shall indemnify each Lender Party for and hold it harmless against the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 5) imposed on or paid by such Lender Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party makes written demand therefor, accompanied by a calculation in reasonable detail of the amount demanded and evidence of the Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) imposed or paid by the Agent or any other Lender Party.

               (d) Within 30 days after the date of any payment of Taxes, the Guarantor making such payment (or on whose behalf such payment was made) shall furnish to the Agent, at its address referred to in Section 8.02 of the Credit Agreement, evidence satisfactory to the Agent of such payment. In the case of any payment hereunder by or on behalf of any Guarantor through an account or branch outside the United States or by or on behalf of any Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

               (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by any of the Guarantors (but only so long as such Lender Party remains lawfully able to do so), shall provide each of the Agent and such Guarantor with two original Internal Revenue Service forms 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under the Credit Agreement or the Notes and two copies of Internal Revenue Service forms W-8 or W-9, or

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                                       6



any successor or other form prescribed by the Internal Revenue Service. In addition to the forms described in the immediately preceding sentence, each Lender Party organized under the laws of a jurisdiction outside the United States shall, upon the request of a Guarantor or the Agent in writing, (i) provide each of the Agent and such Guarantor with two further copies of such forms or other appropriate certification of such forms on or before the date that any such form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form delivered to such Guarantor, and (ii) obtain such extensions of the time for the filing and shall renew such forms and certifications thereof as may be reasonably requested by such Guarantor or the Agent. If the form provided by a Lender Party at the time such Lender Party first becomes a party to the Credit Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party assignee becomes a party to the Credit Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date.

               (f) For any period with respect to which a Lender Party has failed to provide any of the Guarantors with the appropriate form described in subsection (e) above or failed to seek an extension of the time for filing such successor form as required in writing to do so by the Agent or such Guarantor in accordance with subsection (e) above (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, such Guarantor shall take such steps (at such Lender Party's expense) as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

               Section 6. Representations and Warranties. Each of the Guarantors hereby represents and warrants with respect to itself as follows:

               (a) Each of the representations and warranties contained in the Credit Agreement and made by the Borrower with respect to such Guarantor and its properties, affairs and financial condition is true and correct.

               (b) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

               (c) Such Guarantor has, independently and without reliance upon the Agent or any other Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

               Section 7. Covenants. Each of the Guarantors covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment, such Guarantor will, unless such of the Lender Parties as is specified in Section 8.01 of the Credit Agreement shall otherwise consent in writing, perform or observe, and cause its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that the Borrower is to cause such Guarantor or such Subsidiaries to perform or observe.

               Section 8. Amendments, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any of the Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders, or by the Agent on behalf of such Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lender Parties (other than any Lender Party that is, at such time, a Defaulting Lender), or by the Agent on behalf of such Lenders, (i) limit the liability of the Company hereunder, (ii) postpone any date fixed for payment by the Company hereunder or (iii) change the number of Lender Parties required to take any action hereunder.

               (b) Upon the execution and delivery by any Person of a supplement to this Guaranty, in each case in substantially the form of Exhibit A hereto or otherwise in form and substance reasonably satisfactory to the Agent (each, a "Guaranty Supplement"), such Person shall be referred to as an "Additional Guarantor" and shall be and become a Guarantor, and each reference in this Guaranty to an "Additional Guarantor" or a "Guarantor" shall also mean and be a reference to such Additional Guarantor and, subject to the terms of the definition of "Subsidiary Guarantor" set forth in Section 1.01 of the Credit Agreement, each reference in any of the other Loan Documents to a "Subsidiary Guarantor" or a "Loan Party" shall also mean and be a reference to such Additional Guarantor.

               Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and


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                                       8



mailed, telegraphed, telecopied, telexed or delivered to the parties hereto, if to any of the Guarantors, at the address set forth below its name on the signature pages to this Guarantee or, in the case of any of the Additional Guarantors, at the address set forth below its name on the signature page to the Guarantee Supplement executed and delivered by it, if to the Agent or any other Lender Party, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective three Business Days after deposit in the mails, or when delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

               Section 10. No Waiver; Remedies. No failure on the part of the Agent or any other Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               Section 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any of the Guarantors against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify the applicable Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

               Section 12. Indemnification. Without limitation on any other Obligations of the Guarantors or remedies of the Lender Parties under this Guaranty, each of the Guarantors shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Lender Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Lender Party's legal counsel) suffered or incurred by such Lender Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

               Section 13. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and
(ii) the Termination Date, (b) be binding upon each of the Guarantors, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the other Lender Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as and to the extent provided in Section 8.07 of the Credit Agreement.

               Section 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

               (b) Each of the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each of the Guarantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the Guarantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

               (c) Each of the Guarantors irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each of the Guarantors hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) Each of the Guarantors hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the transactions contemplated thereby or the actions of the Agent or any other Lender Party in the negotiation, administration, performance or enforcement thereof.

               Section 15. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty.

                 [Remaineder of page intentionally left blank.]

               IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       BECKMAN INSTRUMENTS (NAGUABO) INC.
                                       SMITHKLINE DIAGNOSTICS, INC.
                                       HYBRITECH INCORPORATED
                                       COULTER CORPORATION
                                       COULTER LEASING CORPORATION



                                       By  /s/ PAUL GLYER
                                          -----------------------------
                                       Title:  Treasurer

                                                                    EXHIBIT A TO
                                                                        GUARANTY


                          FORM OF GUARANTEE SUPPLEMENT


                                                  [Date of Guarantee Supplement]


Citicorp USA, Inc., as
   Agent for the Lender Parties party to the
   Credit Agreement referred to below
399 Park Avenue
New York, New York  10043
Attention:  __________________


               Credit Agreement dated as of October 31, 1997 (as in effect on the date hereof, the "Credit Agreement") among Beckman Instruments, Inc., the banks, financial institutions and other lenders from time to time party thereto, Citicorp USA, Inc., as Agent and Citicorp Securities, Inc., as Arranger.

Ladies and Gentlemen:

               Reference is made to the above-captioned Credit Agreement and to the Guaranty referred to therein (such Guaranty, as in effect on the date hereof and as it may be further amended, supplemented or otherwise modified hereafter from time to time, being referred to herein as the "Guaranty"). Capitalized terms not otherwise defined in this Guaranty Supplement shall have the same meanings as specified therefor in the Credit Agreement or the Guaranty.

               SECTION 1. Guaranty; Limitation of Liability. (a) The undersigned hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent or, upon the occurrence and during the continuation of any Event of Default, any other Lender Parties in enforcing any rights under this Guaranty Supplement or the Guaranty, on the terms and subject to the limitations set forth in the Guaranty, as if it were an original party thereto. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent or any other Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

               (b) The undersigned and, by its acceptance of this Guaranty Supplement, the Agent and each other Lender Party, hereby confirm that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guaranty Supplement or the Guaranty. To effectuate the foregoing intention, the undersigned, the Agent and the other Lender Parties hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of the undersigned that are relevant under such laws, and after giving effect to any collections from, rights to receive contributions from or payments made by or on behalf of any of the other Guarantors in respect of the Obligations of such other Guarantor under the Guaranty, result in the Obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

               (c) The undersigned hereby agrees that in the event any payment shall be required to be made to the Lender Parties under the Guaranty, the undersigned will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Lender Parties under the Loan Documents.

               SECTION 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an "Additional Guarantor" or a "Guarantor" shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall also mean and be a reference to the undersigned.

               SECTION 3. Governing Law; Jurisdiction; Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

               (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York state court or federal court of the United States of America sitting in New York City and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

               (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Guaranty or any of the other Loan Documents to which it is a party in any New York state court or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               SECTION 4. WAIVER OF JURY TRIAL. THE UNDERSIGNED IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT, THE GUARANTY, ANY OF THE OTHER LOAN DOCUMENTS, ANY OF THE DOCUMENTS DELIVERED PURSUANT TO THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF ANY OF THE AGENT OR ANY OF THE OTHER LENDER PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                                       [NAME OF ADDITIONAL GUARANTOR]

                                       By _______________________________
                                          Name:
                                          Title: